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                                                                    EXHIBIT 10.2

                             1989 STOCK OPTION PLAN

                                      FOR

                            HEALTHCOR HOLDINGS, INC.

         1. Purpose. The purpose of this Plan is to advance the interest of HealthCor Holdings, Inc. (the "Company") by providing an additional incentive to attract and retain qualified and competent officers, directors and employees for the Company and its subsidiaries upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such officers, directors and employees.

         2. Definitions. As used herein, the following terms shall have the meaning indicated:

                 (a) "Board" shall mean the Board of Directors of the Company.

                 (b) "Committee" shall mean the Stock Option Committee appointed by the Board pursuant to Section 13 hereof.

                 (c) "Fair Market Value" shall mean the fair market value per Share determined by the Board in good faith and without regard to any restriction other than a restriction which, by its terms, will never lapse.

                 (d) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422A of the Code.

                 (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 (f) "Option" (when capitalized) shall mean any option granted under this Plan.

                 (g) "Optionee" shall mean a person other than S. Wayne Bazzle or Cheryl C. Bazzle, to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this plan by reason of the death of such person.

                 (h) "Plan" shall mean this 1989 Stock Option Plan for HealthCor Holdings. Inc., as amended from time to time.





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                 (i)      "Share(s)" shall mean a share or shares of the common
stock, $0.01 par value per share, of the Company.

                 (j) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3.      Shares of Stock Subject to Options

                 (a) The Company may grant to Optionees from time to time Options to purchase aggregate of up to 155,000 Class A Shares from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be cancelled as to any Shares, new Options may thereafter be granted covering such Shares.

                 (b) The maximum aggregate Fair Market Value (determined at the date of grant) of the Shares with respect to which an Optionee may be granted one or more Incentive Stock Options (under this Plan and all plans of the Company, any parent (as defined Section 425 of the Code) and Subsidiary of the Company) which are exercisable for the first time in any calendar year shall not exceed $100,000.

         4.      Options and Employment Provisions.

                 (a) Optionees shall be those persons selected by the Board from among the class of regular officers, directors and employees of the Company and of any Subsidiary, except that S. Wayne Bazzle and Cheryl C. Bazzle are not permitted Optionees.

                 (b) In granting Options, the Board shall take into consideration the contribution the officer, director or employee has made or may make to the success of the Company or its Subsidiaries and such other factors as the Board shall determine. The Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Board may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, relating an Option to achievement of specific goals established by the Board or to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.





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                 (c)      The Options granted to officers, directors and
employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to continuance of employment by the Company or its Subsidiaries.

                 (d) The Board in its sole discretion shall determine in each case whether periods of military or government service shall constitute a continuation of employment for the purposes of this Plan or any Option.

                 (e) Notwithstanding anything in this Plan (including this Section 4) to the contrary, no Option shall be granted unless such Option, and the terms and conditions of such Option, are approved by either (i) the member of the Board designated by Regional Financial Enterprises IV, L.P. or (ii) holders of a majority in interest of any outstanding shares of the Company's Convertible Preferred Stock, $.01 par value.

         5. Option Price. The option price per Share of any Option shall be any price determined by the Board; provided, however, that the option price per Share of an Incentive Stock Option shall not be less than the Fair Market Value per Share on the date such Option is granted.

         6. Exercise of Options. An Option shall be deemed exercised when the Company has received written notice of such exercise in accordance with the terms of the Option, and full payment of the aggregate option price of the Shares as to which the Option is exercised has been made. Unless further limited by the Board in any Option, the option price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, with Shares or by a combination of the above; provided, however, that the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value. Nothing herein shall prohibit the Company, in its sole discretion, from lending to an Optionee, guaranteeing a loan to an Optionee, or otherwise assisting an Optionee in obtaining the cash necessary to exercise all or a portion of an Option granted hereunder.

         7. Exercisability of Options. Any Option shall become exercisable in such amounts and at such intervals as the Board shall provide in such Option, except as otherwise provided in this Section 7.

                 (a) The expiration date of an Option shall be determined by the Board at the time of grant, but in no event shall an Option be exercised after the expiration of ten (10) years from the date of grant of the Option.





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                 (b)      Unless otherwise provided in any Option, each
outstanding Option shall become immediately fully exercisable;

                          (i) If the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                          (ii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company (unless such plan is subsequently abandoned).

                 (c) The Board may in its sole discretion accelerate the date on which an Option may be exercised.

                 (d) No Option shall vest more than 25% per year on a cumulative basis except that Options granted to Ron Barrera or Deborah J. Martin may vest at a cumulative rate of 33 1/3% per year

         8.      Termination of Option Period.

                 (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void three months after the date on which the Optionee's employment is terminated for any reason.

                 (b)      After the occurrence of any event described in
Section 7(b)(i) or (ii), the Board in its sole discretion, may, after giving appropriate written notice to any Optionee holding one or more outstanding unexercised Options, cancel any Option which has not been exercised within thirty (30) days (or such other period as the Board shall determine) after the date of such notice.

         9.      Adjustment of Shares.

                 (a) If at any time while the Plan is in effect or unexercised Options are outstanding there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares then and in such event:





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                          (i)     appropriate adjustment shall be made in the
         maximum number of Shares then subject to being optioned under the Plan, so that the same proportion of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                          (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same proportion of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

The Board may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Board's sole discretion, such adjustments become appropriate by reason of a corporate transaction (as defined in Treasury Regulation 1.425-1(a)(1)(ii). Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

                 (b) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (2) any merger or consolidation of the Company; (3) any issue by the Company of debt securities, or preferred or preference stock which would rank above the Shares subject to outstanding stock which would rank above the Shares subject to outstanding Options; (4) the dissolution or liquidation of the Company; (5) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (6) any other corporate act or proceeding, whether of a similar character or otherwise.

         10.     Nontransferability of Options.    Options shall not be
transferable by the Optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime by the Optionee.





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         11. Issuance of Shares.

                 (a) No person shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the Shares issuable upon the exercise of any Option, unless and until certificates representing such Shares shall have been issued and delivered.

                 (b) The time of issuance and delivery of certificates may be postponed for such period as may be required to comply with the registration requirements under the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended, listing requirements of applicable securities exchanges on which the Shares may then be listed, and the requirements under other laws or regulations applicable to the issuance of such Shares.

                 (c) Notwithstanding anything contained herein to the contrary, the Company shall nor be required to sell or issue Shares under any Option if the issuance thereof would constitute a violation by the Optionee or the Company of any provision of any law or regulation of any governmental authority or any national securities exchange or other forum in which Shares are traded; and, as a condition of any sale or issuance of Shares under any Option, the Board may obtain such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation.

                 (d) The Company shall not be required to register the Shares under the Act. Shares issued upon the exercise of any Option without registration of such Shares under the Act shall be "restricted securities" under the federal securities laws because such Shares will have been acquired from the Company in a transaction not involving a public offering. Under the federal securities laws and applicable regulations, such Shares will be subject to the terms of Rule 144 under the Act. The certificates representing any such Shares shall bear an appropriate legend restricting transfer and the transfer agent of the Company shall be given stop transfer instructions with respect to such Shares.

                 (e) In no event shall a holder of unregistered Shares issued upon the exercise of any Option dispose of any of the Shares unless and until:

                          (i) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or


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                          (ii)    such holder shall have notified the Company
         of the details of the proposed disposition and, if the Company requests, shall have provided the Company with an opinion of counsel for such holder, in form satisfactory to the Company to the effect that such disposition will not require registration of the Shares under the Act.

         12. Options for 10% Shareholders. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly (or indirectly through attribution under Section 425(d) of the Code) at the date of the grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent (as defined in Section 425 of the Code) or a Subsidiary at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and the period during which the Option may be exercised does not exceed five (5) years from the date of grant.

         13.     Administration of the Plan.

                 (a) The Plan shall be administered by the Board. The Board, in its sole discretion, however, may appoint a committee (herein called the "Committee") consisting of not less than three (3) members of the Board to administer the Plan. Except for the powers set forth in Section 15, the Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

                 (b) The Board from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Board shall be final and conclusive.

                 (c) Any and all decisions or determinations of the Board (or the Committee) shall be made either (i) by a majority vote of the members of the Board (or the Committee) at a meeting or (ii) without a meeting by the written approval of a majority of the members of the Board (or the Committee).

         14.     Interpretation.

                 (a) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under section 422A of the Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.


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                 (b)      This Plan shall be governed by the laws of the State
of Texas,

                 (c) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Plan.

                 (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         15. Amendment and Discontinuation of the Plan. The Committee, subject to the approval of the Board of Directors (and the shareholders to the extent required by Section 422A of the Code), may from time to time amend the Plan or any Option, provided, however, that (except to the extent provided in Section 9) no such amendment may (a) without approval by the shareholders of the Company increase the number of Shares reserved for Options or change the class of employees eligible to receive Options, (b) permit the granting of any Incentive Stock Option at an option price less than that determined in accordance with Sections 5 and 12, (c) permit the granting of Section 7(a) or
Section 12, if applicable, or (d) extend the termination date of the Plan as set forth in Section 16; and provided, further, that (except to the extent provided in Section 8) no amendment or suspension of the Plan or any Option issued hereunder shall modify (within the meaning of Section 425(h) of the Code) any Incentive Stock Option, or substantially impair any Option, previously granted to any Optionee without the consent of any Optionee.

         16. Effective Date and Termination Date. The effective date of the Plan is October 18, 1989 and the Plan shall terminate on the 10th anniversary of the effective date.





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